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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (Date of earliest event reported): JULY 21, 2003


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)



         TEXAS                       000-22007                  76-0519693
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)

          4400 POST OAK PARKWAY
             HOUSTON, TEXAS                                       77027
(Address of Principal Executive Offices)                        (Zip Code)



                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7 (C).  EXHIBITS.

         Exhibit 99.1 Press Release dated July 21, 2003.

ITEM 9.   REGULATION FD DISCLOSURE.

On July 21, 2003 Southwest Bancorporation of Texas, Inc. issued a press release reporting its earnings results for the second quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit. The information contained in this report is being furnished pursuant to Item 12 under Item 9 of Form 8-K.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOUTHWEST BANCORPORATION OF TEXAS, INC.



Dated: July 22, 2003            By: /s/ Laurence L. Lehman III
                                   -------------------------------------------
                                   Laurence L. Lehman III
                                   Controller


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                                INDEX TO EXHIBITS



Exhibit                     Description
-------                     -----------

  99.1                      Press Release dated July 21, 2003.


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